Exhibit 32.1

          CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2004

In connection with the report of Capital Preferred Yield Fund-IV, L.P. (the "Partnership") on Form 8-K for the period ended September 6, 2006, as filed with the Security and Exchange Commission on the date hereof (the "Report"), I, John
F. Olmstead, President and Director of CAI Equipment Leasing V Corp., the General Partner of the Partnership, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2005, that:

     1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.


By:      /s/ John F. Olmstead                         Dated:  November 13, 2006
         --------------------------
         John F. Olmstead
Title:   President and Director





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